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                                                                   Exhibit 10.60


                             CKE RESTAURANTS, INC.

                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

      This Amendment (the "Amendment") to Employment Agreement is made effective as of February 1, 2005 (the "Effective Date"), by and between CKE Restaurants, Inc. (the "Company") and Andrew F. Puzder (the "Employee").

                                    RECITALS

      A. The Company and the Employee entered into an Employment Agreement, dated as of January __, 2004 (the "Agreement").

      B. The Company and Founder now desire to amend the Agreement as set forth below.

                                   AGREEMENT

      1. Bonus Calculation. Clauses (v) and (vi) of Section 4(e) of the Agreement shall be amended in their entirety to read as follows:

            "(v) If Actual Income is greater than 100%, but less than 120%, of Target Income, Employee shall receive a bonus equal to the Current Base multiplied by the percentage determined as follows:

                       100% + [% in excess of 100% x 150%]
                               -------------------
                                       20

            (vi) If Actual Income is 120% or greater of Target Income, Employee shall receive a bonus equal to 250% of Current Base."

      2. Definitions. Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

      3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

      4. Terms and Conditions of Agreement. Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]
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      IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.


                                             /s/ Andrew F. Puzder
                                             -----------------------------------
                                             Andrew F. Puzder



                                             CKE RESTAURANTS, INC.



                                             By:  /s/ Peter Churm
                                                  ------------------------------
                                                  Peter Churm
                                                  Director and Chairman of the
                                                  Compensation Committee of the
                                                  Board of Directors